EXHIBIT 32.01

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Stratton D. Sclavos, President, Chief Executive Officer and Chairman of the Board of Directors of VeriSign, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2005

/s/ STRATTON D. SCLAVOS Stratton D. Sclavos President, Chief Executive Officer and Chairman of the Board (Principal Executive Officer)